Income Tax Expense (Additional Information) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Operating Loss Carryforwards	$ 75
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	11
Unrecognized Tax Benefits that would Impact Effective Tax Rate, Net of Federal Benefits	8
Income Tax Examination, Penalties and Interest Expense	$ 1
Income Tax Examination, Penalties and Interest Accrued		$ 3